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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 5, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
         TEXAS                        000-21621                        75-2666013
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)      (IRS EMPLOYER IDENTIFICATION NO.)
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                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On February 5, 2001, Kevco, Inc. (the "Company") filed voluntary petitions for the Company and all of its subsidiaries for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division. The consolidated caption is In re Kevco, Inc., et al., Case Nos. 401-40783-BJH-11 through 401-40790-BJH-11. Pursuant to the bankruptcy filing, the Company and each of its affiliates will continue to operate their businesses and manage their affairs as debtors-in-possession. Attached as Exhibit 99.1 is a copy of the Company's press release announcing the filing, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -  Press release dated February 5, 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KEVCO, INC


Date: February 14, 2001                      By:  /s/ Joseph P. Tomczak
                                                -------------------------------
                                                Joseph P. Tomczak
                                                Executive Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1     -        Press release dated February 5, 2001.
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